Leases	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Leases	Leases
We have operating leases for office space and office equipment. Our leases have remaining lease terms of less than one year to 17 years, some of which include options to extend the leases for up to ten years, and some of which include options to terminate the leases within one year.
Operating lease costs were €10.0 million and €8.2 million for the years ended December 31, 2019 and 2020. Under the lease accounting guidance in effect for the year ended December 31, 2018, rent expense was €4.7 million. The Company also subleases office space under agreements which expire on various dates through 2022. Sublease income from such agreements was €0.1 million, €1.0 million and €0.9 million for the years ended December 31, 2018, 2019 and 2020.
Refer to Note 19 - Subsequent events for details of an event subsequent to December 31, 2020 that impacts trivago's operating lease agreement for office space at the Company's headquarters in Düsseldorf, Germany.
Supplemental information related to operating leases was as follows:

	As of December 31,
(in thousands)	2019	2020
Cash payments for operating leases	€10,200	€5,225
New operating lease assets obtained in exchange for operating lease liabilities	€103,498	€417
Supplemental consolidated balance sheet information related to leases were as follows:

	As of December 31,
(in thousands)	2019	2020
Operating lease right-of-use assets	€96,030	€86,810
Current operating lease liabilities	5,037	7,188
Long-term operating lease liabilities	94,660	85,979
Total operating lease liabilities	€99,697	€93,167
Weighted average remaining lease term	17.6 years	17.3 years
Weighted average discount rate	3.8%	3.9%

Maturities of operating lease liabilities are as follows:

Year ended December 31,
(in thousands)	2020
2021	€10,583
2022	7,413
2023	7,114
2024	7,114
2025	7,098
2026 and thereafter	87,252
Total lease payments	126,574
Less: imputed interest	(33,407)
Total	€93,167